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                                                                    EXHIBIT 10.4

                                 PREMIUM LETTER

                                 JANUARY 9, 2007

XL Capital Assurance Inc.
1221 Avenue of the Americas
New York, New York 10020

Ladies and Gentlemen:

          Reference is made to that certain Insurance Agreement, dated as of January 9, 2007 (the "Insurance Agreement"), among XL Capital Assurance Inc. a New York stock insurance company ("XLCA"), AmeriCredit Automobile Receivables Trust 2007-A-X, as Issuer (the "Issuer"), AFS SenSub Corp., as Seller, AmeriCredit Financial Services, Inc. ("AmeriCredit"), individually and in its capacity as Servicer under the Sale and Servicing Agreement and as Custodian, Wells Fargo Bank, National Association, as Trustee, as Trust Collateral Agent, as Collateral Agent and as Backup Servicer, which was entered into in connection with the AmeriCredit Automobile Receivables Trust 2007-A-X Automobile Receivables Backed Notes, $217,000,000 Class A-1 Notes, $348,000,000 Class A-2 Notes, $248,000,000 Class A-3 Notes and $387,000,000 Class A-4 Notes, (collectively, all such classes of notes, the "Notes"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Insurance Agreement or, if not defined therein, in the Sale and Servicing Agreement.

          From and after January 18, 2007 until the termination of the Policies in accordance with their terms, the Issuer shall pay to XLCA:

          a. On each Distribution Date commencing with the February 2007 Distribution Date, XLCA shall be entitled to be paid the Premium (the "Premium") equal to the sum of:

          (x) 0.18% per annum of the outstanding principal balance of the Notes during the Interest Period ending on such Distribution Date (provided that in the case of the February 2007 Distribution Date, the Interest Period related to such Distribution Date shall be 18 days);

          plus

          (y) on and after the occurrence of an Event of Default, an additional 0.125% per annum (the "Default Premium") of the outstanding principal balance of the Notes during the Interest Period related to such Distribution Date in each case, calculated on a 30/360 day basis.

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XL Capital Assurance Inc.

     The Premium shall be payable in accordance with Section 5.7(a) of the Sale and Servicing Agreement and Section 3.02 of the Insurance Agreement. The Issuer shall cause all payments of Premium to be made to XLCA by Federal funds wire transfers to the account set forth below, unless another account is designated to the Issuer in writing by a Managing Director of XLCA, with the following details specifically stated on the wire instructions:

Receiving Bank:   Bank of America
                  777 Main Street
                  Hartford, CT 06115-2001
                  ABA - 026009593

Beneficiary:      XL Capital Assurance Inc.
                  1221 Avenue of the Americas
                  New York, NY 10020-1001
                  Account Number 942-783-5841

Reference Number: AmeriCredit Automobile Receivables
                  Trust 2007-A-X Guaranty Insurance
                  Policy No. CA03541A

In addition, the accounting and legal fees and disbursements of counsel to XLCA shall be paid to XLCA (or its designee) within 30 days from receipt of invoice therefor.

          The Premium paid hereunder shall be nonrefundable without regard to whether XLCA makes any payment under the Policy or any other circumstances relating to the Notes or provision being made for payment of the Notes prior to maturity. The Issuer shall cause all payments of Premium to be made to XLCA by wire transfer to an account designated from time to time by XLCA by written notice to the Issuer. The Premium shall be in addition to the payment of any other fees, expenses or other amounts payable to XLCA that are described in the Sale and Servicing Agreement, the Insurance Agreement and the other Basic Documents.

          THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). IF THIS LETTER AGREEMENT BECOMES THE SUBJECT OF A DISPUTE, EACH PARTY HERETO WAIVES THE RIGHT TO TRIAL BY JURY.


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          This letter agreement may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original, and all of such counterparts shall together constitute but one and the same instrument.

                                        AMERICREDIT FINANCIAL SERVICES, INC.


                                        By: /s/ Susan B. Sheffield
                                            ------------------------------------
                                        Title: Senior Vice-President, Structured
                                               Finance


                                        AMERICREDIT AUTOMOBILE RECEIVABLES TRUST
                                        2007-A-X, as Issuer

                                        By: Wilmington Trust Company, not in its
                                        individual capacity but solely as Owner
                                        Trustee


                                        By: /s/ Michele C. Harra
                                            ------------------------------------
                                        Title: Financial Services Officer


                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as Trustee and as Trust Collateral Agent


                                        By: /s/ Marianna C. Stershic
                                            ------------------------------------
                                        Title: Vice President


Acknowledged and agreed to:

XL CAPITAL ASSURANCE INC.


By: /s/ Catherine R. Lau
    ---------------------------------
Name: Catherine R. Lau
Title: Senior Managing Director

AmeriCredit Automobile Receivables Trust 2007-A-X
Premium Letter Signature Page